                                                                   EXHIBIT 10(g)

                        SECURITY AND ASSIGNMENT AGREEMENT

                                   dated as of

                                  April 7, 2000

                                     between

                         [                           ]

                                      and

                       CHASE PREFERRED CAPITAL CORPORATION




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                                TABLE OF CONTENTS

                                                                                          Page

SECTION 1.  Definitions......................................................................1

SECTION 2.  Representations and Warranties...................................................3

SECTION 3.  Collateral Assignment............................................................3

SECTION 4.  Cash Proceeds of Collateral......................................................4

        4.01.  Collateral Account............................................................4
        4.02.  Proceeds of Accounts..........................................................5
        4.03.  Investment of Balance in Collateral Account...................................5

SECTION 5.  Further Assurances; Remedies.....................................................6

        5.01.  Delivery and Other Perfection.................................................6
        5.02.  Other Financing Statements and Liens..........................................7
        5.03.  Preservation of Rights........................................................7
        5.04.  Triggering Event..............................................................7
        5.05.  Events of Default, Etc........................................................7
        5.06.  Removals, Etc.................................................................9
        5.07.  Private Sale..................................................................9
        5.08.  Application of Proceeds.......................................................9
        5.09.  Attorney-in-Fact.............................................................10
        5.10.  Perfection...................................................................10
        5.11.  Termination..................................................................10
        5.12.  Further Assurances...........................................................10
        5.13.  Release......................................................................10

SECTION 6.  Miscellaneous...................................................................11

        6.01.  Notices......................................................................11
        6.02.  No Waiver....................................................................11
        6.03.  Amendments, Etc..............................................................11
        6.04.  Expenses.....................................................................11
        6.05.  Successors and Assigns.......................................................11
        6.06.  Counterparts.................................................................11
        6.07.  Governing Law................................................................12
        6.08.  WAIVER OF JURY TRIAL.........................................................12
        6.09.  Captions.....................................................................12
        6.10.  Agents and Attorneys-in-Fact.................................................12
        6.11.  Severability.................................................................12

ANNEX 1 -    Schedule of HELOCs
ANNEX 2 -    List of Locations

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                        SECURITY AND ASSIGNMENT AGREEMENT

               SECURITY AND ASSIGNMENT AGREEMENT dated as of April 7, 2000,
between [                        ], a banking corporation (the "Borrower"), and
CHASE PREFERRED CAPITAL CORPORATION (the "Lender").

               The Borrower and the Lender are parties to a Hypothecation Loan Agreement dated as of April 7, 2000 (as modified and supplemented and in effect from time to time, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for a loan to be made by the Lender to the Borrower in a
principal amount on the date hereof not exceeding $             .

               To induce the Lender to enter into the Loan Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined). Accordingly, the parties hereto agree as follows:


               SECTION 1. Definitions. Terms defined in the Loan Agreement are used herein as defined therein, and Section 1.02 and Section 1.03 of the Loan Agreement are incorporated herein by reference as fully and to the same extent as if set forth herein. In addition, as used herein:

               "Accounts" has the meaning assigned to such term in Section 3(a).

               "Collateral" has the meaning assigned to such term in Section 3.

               "Collateral Account" has the meaning assigned to such term in
Section 4.01.

               "Instruments" has the meaning assigned to such term in Section 3(b).

               "Moody's" means Moody's Investors Service, Inc.

               "Permitted Investments" means:

               (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;


                       Security and Assignment Agreement

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                                     - 2 -

               (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's or from Moody's;

               (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000;

               (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (c) of this definition; and

               (e) investments in money-market funds rated AAAm or better by Standard & Poor's or MR1 or better by Moody's, having aggregate assets of at least $1,000,000,000 and having a portfolio consisting primarily of securities of the type and maturity described in clauses (a), (b) and
        (c).

               "Secured Obligations" means, collectively, (a) the principal and interest on the Loan made by the Lender to the Borrower and all other amounts from time to time owing to the Lender by the Borrower under the Loan Documents, and (b) all obligations of the Borrower to the Lender hereunder.

               "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

               "Standstill Period" means:

               (a) in the case of the Borrowing Base, any period during which the Principal Exposure exceeds the Borrowing Base and a mandatory prepayment in respect of such excess is not required pursuant to Section 2.06(b) of the Loan Agreement; and

               (b) in the case of the Real Estate Value Test, any period during which such Test is not satisfied and a mandatory prepayment in respect thereof is not required pursuant to Section 2.06(b) of the Loan Agreement.


                       Security and Assignment Agreement

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                                     - 3 -

               "Triggering Event" means:

               (a) the assignment by Standard & Poor's and Moody's of a rating to the long-term senior unsecured debt of the Borrower at or below
        (by Standard & Poor's) and at or below    (by Moody's); or

               (b) the failure of a Person obligated in respect of any HELOC (1) to pay when due interest, principal or other amounts relating to such HELOC or (2) to comply with any other material obligation or covenant relating such HELOC.

               "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.


               SECTION 2. Representations and Warranties. The Borrower represents and warrants to the Lender that:

               (a) Ownership and Liens. The Borrower is the sole beneficial owner of the Collateral and no Lien exists or will exist upon such Collateral at any time except for the pledge and security interest in favor of the Lender created or provided for herein.

               (b) No other HELOCs. The HELOCs listed on Annex 1 hereto represent all of the HELOCs made by the Borrower as of the date hereof and Annex 1 correctly identifies the outstanding principal amount of each HELOC, the date such HELOC was executed and delivered and the Person obligated to the Borrower in respect of such HELOC.


               SECTION 3. Collateral Assignment. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Borrower hereby assigns, pledges and grants to the Lender a security interest in all of the Borrower's right, title and interest in, to and under the following property, whether now owned by the Borrower or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

               (a) the HELOCs listed on Annex 1 hereto, all HELOCs now or hereafter made or acquired by the Borrower, all loans made pursuant to all such HELOCs and (without duplication) all general intangibles (including payment intangibles) and accounts (each as defined in the Uniform Commercial Code) of the Borrower constituting any right to the payment of money due and to become due to the Borrower in respect of any of the HELOCs


                       Security and Assignment Agreement

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        (such HELOCs, general intangibles, accounts and moneys due and to become due being herein called collectively "Accounts");

               (b) all instruments and chattel paper (each as defined in the Uniform Commercial Code), and all other contracts, of the Borrower evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the HELOCs, including (but not limited to) promissory notes and credit agreements (herein collectively called "Instruments");

               (c) the Collateral Account and the balance from time to time in the Collateral Account;

               (d) all Underlying Mortgages in respect of the HELOCs and any other security interest granted in favor of the Borrower in connection with the HELOCs; and

               (e) all proceeds, products, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Borrower described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Borrower in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, credit agreements, mortgages, deeds of trust and other security documents, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Borrower or any computer bureau or service company (including the Servicer) from time to time acting for the Borrower.


               SECTION 4.  Cash Proceeds of Collateral.

               4.01. Collateral Account. The Borrower has established account number ________________, designated __________________ at Chase Manhattan Bank USA, National Association (said account, together with any replacements thereof or substitutions therefor, the "Collateral Account"), which shall be a "securities account" (as defined in Section 8-501 of the Uniform Commercial
Code), into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) required to be delivered to the Lender pursuant hereto and into which the Borrower may from time to time deposit any additional amounts that it wishes to pledge to the Lender as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter


                       Security and Assignment Agreement

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                                     - 5 -

provided. Except as expressly provided in the next two sentences, the Lender shall remit the collected balance standing to the credit of the Collateral Account to or upon the order of the Borrower as the Borrower shall from time to time instruct. However, at any time during a Standstill Period, no portion of the collected balance of the Collateral Account shall be remitted to or upon the order of the Borrower. Moreover, at any time following the occurrence and during the continuance of an Event of Default, the Lender may in its discretion apply or cause to be applied (subject to collection) the balance from time to time standing to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 5.08. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

               4.02. Proceeds of Accounts. The Borrower shall instruct all account debtors and other Persons obligated in respect of all Accounts (including all obligors in respect of the HELOCs) to make all payments in respect of the Accounts either (a) directly to the Lender (by instructing that such payments be remitted to a post office box which shall be under the control of the Lender) or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be under the control of the Lender) under arrangements, in form and substance satisfactory to the Lender, pursuant to which the Borrower shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Lender for deposit into the Collateral Account. All payments made to the Lender, as provided in the preceding sentence, shall be immediately deposited in the Collateral Account. In addition to the foregoing, the Borrower agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, the Borrower shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any other funds or property of the Borrower.

               4.03. Investment of Balance in Collateral Account. The cash balance standing to the credit of the Collateral Account shall be invested from time to time in such Permitted Investments as the Borrower (or, after the occurrence and during the continuance of a Default or during a Standstill Period, the Lender) shall determine, which Permitted Investments shall be held in the name and be under the control of the Lender (and, if the Collateral Account is a securities account, credited to the Collateral Account), provided that at any time after the occurrence and during the continuance of an Event of Default, the Lender may in its discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 5.08.



                       Security and Assignment Agreement

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               SECTION 5. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3, the Borrower hereby agrees with the Lender as follows:

               5.01.  Delivery and Other Perfection.  The Borrower shall:

               (a) deliver and pledge to the Lender (or its nominee) any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Lender may request; provided, that so long as no Default shall have occurred and be continuing, the Borrower may retain for collection in the ordinary course any Instruments received by the Borrower in the ordinary course of business and the Lender shall, promptly upon request of the Borrower, make appropriate arrangements for making any Instrument pledged by the Borrower available to the Borrower for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Lender, against trust receipt or like document);

               (b) deliver and pledge to the Lender (or its nominee) any and all Underlying Mortgages, security documents and credit files relating to the Collateral;

               (c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Lender) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Lender (or its nominee) to exercise and enforce its rights hereunder with respect to such pledge and security interest, provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (f) below and recordation in the applicable public records of the assignment to the Lender of any interest in an Underlying Mortgage shall be subject to Section 5.04;

               (d) maintain (or cause to be maintained) full and accurate books and records relating to the Collateral;

               (e) permit representatives of the Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Lender to be present at the Borrower's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Borrower with respect to the Collateral, all in such manner as the Lender may require; and


                       Security and Assignment Agreement

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                                     - 7 -

               (f) upon the occurrence and during the continuance of any Default, upon request of the Lender, promptly notify (and the Borrower hereby authorizes the Lender so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Lender hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Lender.

               5.02. Other Financing Statements and Liens. The Borrower shall not, without the prior written consent of the Lender, file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Lender is not named as the sole secured party.

               5.03. Preservation of Rights. The Lender shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

               5.04. Triggering Event.

               (a) Ratings-Based Triggering Event. The Borrower shall, within 90 days following the occurrence (and during the continuance) of a Triggering Event of the type described in clause (a) of the definition thereof, record (or cause to be recorded) in the applicable public records the assignment to the Lender of each Underlying Mortgage and execute and deliver to the Lender any other instruments reasonably requested by the Lender to evidence such assignment, such assignments and other instruments to be in form and substance acceptable to the Lender.

               (b) Default on Underlying HELOC. Upon the occurrence of a Triggering Event of the type described in clause (b) of the definition thereof, if requested by the Lender, the Borrower shall within 2 Business Days of such request record (or cause to be recorded) in the applicable public records the assignment to the Lender of the Underlying Mortgage relating to such HELOC and execute and deliver to the Lender any other instruments reasonably requested by the Lender to evidence such assignment, such assignment and other instruments to be in form and substance acceptable to the Lender. Thereupon, the Lender shall be entitled to exercise any remedy with respect to such HELOC that it would be entitled to exercise upon the occurrence and during the continuance of an Event of Default, including the right to foreclose (or direct the Servicer to foreclose) against the property securing such HELOC in the name of the Lender.

               5.05. Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

               (a) the Borrower shall, at the request of the Lender, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Lender and the Borrower, designated in its request;


                       Security and Assignment Agreement

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                                      - 8 -

               (b) the Lender may make (or direct the Servicer to make) any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

               (c) the Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Lender were the sole and absolute owner thereof (and the Borrower agrees to take all such action as may be appropriate to give effect to such right);

               (d) the Lender in its discretion may, in its name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

               (e) the Lender may, upon ten Business Days' prior written notice to the Borrower of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Lender or any of its agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Lender deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Borrower, any such demand, notice and right or equity being hereby expressly waived and released. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.



                       Security and Assignment Agreement

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                                      - 9 -

The proceeds of each collection, sale or other disposition under Section 5.04 or this Section 5.05 shall be applied in accordance with Section 5.08.

               5.06. Removals, Etc. Without at least 30 days' prior written notice to the Lender, the Borrower shall not (i) maintain any of its books and records with respect to the Collateral at any office, or maintain its principal place of business at any place, other than at the address indicated in Section
8.01 of the Loan Agreement or at one of the locations identified in Annex 2 or in transit from one of such locations to another or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

               5.07. Private Sale. The Lender shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.04 or Section 5.05 conducted in a commercially reasonable manner. The Borrower hereby waives any claims against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

               5.08. Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Lender under Section 4 or this Section 5 (but subject to the terms of said Sections), shall be applied by the Lender:

               First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Lender and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Lender in connection therewith;

               Next, to the payment in full of the Secured Obligations then due and payable (whether at stated maturity, by acceleration or otherwise); and

               Finally, provided that (a) the Principal Exposure at such time does not exceed the Borrowing Base at such time, and (b) the Real Estate Value Test (as most recently determined in accordance with Section 5.01(e) of the Loan Agreement) is satisfied, to the payment to the Borrower, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

               As used in this Section 5, "proceeds" of Collateral means cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any



                       Security and Assignment Agreement

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                                     - 10 -

thereof received under any reorganization, liquidation or adjustment of debt of the Borrower or any issuer of or obligor on any of the Collateral.

               5.09. Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Lender while no Triggering Event or Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Triggering Event or Event of Default the Lender is hereby appointed the attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Lender shall be entitled under this Section 5 to make collections in respect of the Collateral, the Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of the Borrower representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

               5.10. Perfection. Prior to or concurrently with the execution and delivery of this Agreement (but subject to Section 5.04), the Borrower shall file such financing statements and other documents in such offices as the Lender may request to perfect the security interests granted by Section 3.

               5.11. Termination. When all Secured Obligations shall have been paid in full and the Commitment of the Lender under the Loan Agreement shall have expired or been terminated, this Agreement shall terminate, and the Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Borrower and to be released and canceled all licenses and rights referred to herein. The Lender shall also execute and deliver to the Borrower upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Borrower to effect the termination and release of the Liens on the Collateral.

               5.12. Further Assurances. The Borrower agrees that, from time to time upon the written request of the Lender, the Borrower will execute and deliver such further documents and do such other acts and things as the Lender may reasonably request in order fully to effect the purposes of this Agreement.

               5.13. Release. From time to time, upon the request of the Borrower, the Lender shall release HELOCs identified by the Borrower from the Lien of this Agreement; provided that, if requested by the Lender, the Lender shall receive (i) an officer's certificate, dated the date of the proposed release, signed by a Financial Officer of the Borrower, confirming compliance with



                       Security and Assignment Agreement

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                                     - 11 -

conditions (A) and (B) set forth in Section 4.02 of the Loan Agreement (as if each reference therein to the "Loan" were a reference to the proposed release), and (ii) a Borrowing Base Certificate dated the date of the proposed release setting forth all information therein immediately after giving effect to the proposed release. The Lender shall execute and deliver to the Borrower upon any such release such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Borrower to effect such release.


               SECTION 6. Miscellaneous.

               6.01. Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its address for notices specified pursuant to Section 8.01 of the Loan Agreement and shall be deemed to have been given at the times specified in said Section 8.01.

               6.02. No Waiver. No failure on the part of the Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

               6.03. Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Borrower and the Lender.

               6.04. Expenses. The provisions of Section 8.03 of the Loan Agreement are incorporated herein by reference as fully and to the same extent as if set forth herein. Any amounts required to be paid or reimbursed by the Borrower under said Section shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.

               6.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Borrower and the Lender (provided, however, that the Borrower shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender).

               6.06. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.



                       Security and Assignment Agreement

               6.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

               6.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

               6.09. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

               6.10. Agents and Attorneys-in-Fact. The Lender may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

               6.11. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender in order to carry out the intentions of the parties hereto as nearly as may be possible and
(b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                            [Signature page follows.]



                       Security and Assignment Agreement

               IN WITNESS WHEREOF, the parties hereto have caused this Security and Assignment Agreement to be duly executed and delivered as of the day and year first above written.

                                    [                       ]


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:



                                    CHASE PREFERRED CAPITAL CORPORATION


                                    By
                                       ---------------------------------
                                       Name:
                                       Title:


                       Security and Assignment Agreement